10	$183.6M	$256.7M	2.9M	1,241	$655.1M

Projects	Invested or Allocated	Total Development Cost	Hours of Union Construction Work	Units of Housing (18% affordable)	Total Economic Impact

Project Name	City	Total Units	Affordable Units	Invested/ Allocated
Careage Nursing Home	Brookfield	110	110	$5,208,200
Heritage Place	Brookfield	90	18	$4,718,884
Realife Cooperative of Eau Claire	Eau Claire	37	7	$2,770,000
Laurel Oaks	Glendale	156	31	$8,492,000
Laurel Oaks II	Glendale	55	11	$2,696,400
Concord	Greendale	144	28	$7,421,200
Fordem Towers	Madison	108	21	$4,676,000
The Couture	Milwaukee	322	-	$104,745,000
The Moderne	Milwaukee	203	-	$42,357,800
Westmoreland Manor	Waukesha	16	3	$501,800
Grand Total		1,241	229	$183,587,284

Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is since inception, current as of March 31, 2025. Economic impact data is in 2024 dollars and all other figures are nominal.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department at 202-331-8055. Investors should read the current prospectus carefully before investing.

The projects shown on this handout may not reflect HIT’s current portfolio for any or all of the following reasons: (i) the assets related to the project(s) shown on this table may no longer be held in the HIT’s current portfolio; (ii) other assets in the HIT’s current portfolio may have characteristics different from those shown on this table; and (iii) this table is not a complete list of all the projects financed by the HIT as of the date of this report. A complete list of the HIT’s portfolio holdings as of the most recently disclosed month-end is available upon request or on its website at aflcio-hit.com.

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